UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 22, 2021

GoDaddy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36904		46-5769934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

2155 E. GoDaddy Way	Tempe	Arizona	85284
(Address of Principal Executive Offices)			(Zip Code)
(480) 505-8800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	GDDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01    Regulation FD Disclosure
On November 22, 2021, GoDaddy Inc. published a blog post related to its detection of a data security incident. A copy of that blog post is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety by reference. Such blog post, including any information that is incorporated herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the rules and regulations of the SEC thereunder, or the Exchange Act or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Exhibit Description
99.1	Blog post of GoDaddy Inc. dated November 22, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GODADDY INC.

Date:	November 22, 2021	/s/ Mark McCaffrey
Mark McCaffrey
Chief Financial Officer